UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 7, 2001



                               XANSER CORPORATION
               (Exact name of registrant as specified in charter)




        Delaware                                                 75-1191271
(State or Other Jurisdiction         001-05083                 (IRS Employer
 of Incorporation)             (Commission File Number)      Identification No.)





2435 North Central Expressway
Richardson, Texas                                                      75080
(Address of Principal Executive Offices)                            (Zip Code)



                                 (972) 699-4000
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other

     At the annual meeting held on August 7, 2001, the stockholders of Kaneb Services, Inc. approved an amendment to the registrant's Restated Certificate of Incorporation to change the registrant's name to Xanser Corporation. The Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 9, 2001 and is attached hereto as Exhibit 3.1.

     At the annual meeting, the stockholders also approved the amendment and restatement of the Kaneb Services, Inc. 1994 Stock Incentive Plan, increasing the number of shares of the registrant's common stock, no par value, authorized under the plan by 2,000,000. In addition the amended and restated plan makes non-employee directors of the Company eligible to receive awards under the plan. The amended and restated Kaneb Services, Inc. 1994 Stock Incentive Plan approved by the stockholders is attached hereto as Exhibit 10.1.


Item 7.  Financial Schedules and Exhibits

          (c)  Exhibits

               3.1 Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant, dated August 8, 2001.

               10.1 Kaneb  Services,  Inc. 1994 Stock Incentive Plan, as amended and restated.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 22, 2001


                                        XANSER CORPORATION




                                       By:    /s/ Howard C. Wadsworth
                                         ---------------------------------------
                                                  Howard C. Wadsworth
                                         Vice President, Treasurer and Secretary

                                Index to Exhibits


      Exhibit Number       Description

            3.1 Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant, dated August 8, 2001.

           10.1 Kaneb Services, Inc. 1994 Stock Incentive Plan, as amended and restated.